UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 20, 2003

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                                     76-0542208
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


                              1800 West Loop South
                                   Suite 500
                              Houston, Texas 77027
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 7. EXHIBITS

      (C)   Exhibits

            Exhibit No.    Description
            -----------    ---------------
            99.1           Press Release dated August 20, 2003.

            99.2 Integrated Electrical Services, Inc. Company and Investment Profile Report dated August 2003.




ITEM 9. REGULATION FD DISCLOSURE

On August 20, 2003, the Company released a press release and an updated internally generated report describing the Company and Investment Profile of Integrated Electrical Services, Inc. The press release is attached to this Form 8-K as Exhibit 99.1. The Company and Investment Profile is attached to this Form 8-K as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      INTEGRATED ELECTRICAL SERVICES, INC.


                                        By:      /s/ William W. Reynolds
                                             --------------------------------
                                                 William W. Reynolds
                                                 Executive Vice President and

                                                   Chief Financial Officer

Dated:  August 20, 2003

                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press Release dated August 20, 2003.

99.2          Integrated  Electrical  Services,   Inc.  Company  and  Investment
              Profile Report dated August 2003.